                                                                Exhibit 99(a)(4)

                                SCHEDULE B TO THE

                      JPMorgan Trust I Declaration of Trust

                               SERIES AND CLASSES

                             AS OF FEBRUARY 16, 2006

SERIES                                                        CLASS
------                                                        -----
NON-MONEY MARKET FUNDS

JPMorgan Asia Equity Fund                            A, Select, Institutional

JPMorgan Bond Fund                                   A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund               A, B, C, Select Institutional

JPMorgan Capital Growth Fund                         A, B, C, Select

JPMorgan Disciplined Equity Fund                     A, Select, Institutional, Ultra

JPMorgan Diversified Fund                            A, B, C, Select, Institutional

JPMorgan Dynamic Small Cap Fund                      A, B, C, Select

JPMorgan Emerging Markets Debt Fund                  Select, A, C, R

JPMorgan Emerging Markets Equity Fund                A, B, C, Select, Institutional

JPMorgan Enhanced Income Fund                        A, Select, Institutional

JPMorgan Global Healthcare Fund                      A, B, C, Select

JPMorgan Strategic Income Fund                       A, B, C, Select, Institutional, M
(name change from JPMorgan Global
Strategic Income Fund effective __/__/06)

JPMorgan Growth and Income Fund                      A, B, C, Select

JPMorgan Highbridge Statistical Market Neutral       A, C, Select, Institutional
Fund

JPMorgan Intermediate Tax Free Bond Fund             A, B, C, Select, Institutional

JPMorgan International Equity Fund                   A, B, C, Select, Institutional,R

JPMorgan International Growth Fund                   A, B

JPMorgan International Opportunities Fund            A, B, Select, Institutional

JPMorgan International Small Cap Equity Fund         A, B, Select, Institutional

JPMorgan International Value Fund                    A, B, Select, Institutional

JPMorgan Intrepid America Fund                       A, B, C, Select, R

JPMorgan Intrepid Multi Cap Fund                     A, B, C, Select
(name change from JPMorgan Intrepid
Contrarian Fund effective 3/31/06)

JPMorgan Intrepid European Fund                      A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund                        A, B, C, Select, R

JPMorgan Intrepid Long/Short Fund                    A, C, Select

JPMorgan Intrepid Value Fund                         A, B, C, Select, R

JPMorgan Japan Fund                                  A, B, C, Select

JPMorgan Market Neutral Fund                         A, B, Institutional

JPMorgan Micro Cap Fund                              A, C, Select, Institutional

JPMorgan Mid Cap Equity Fund                         A, B, Select

JPMorgan New Jersey Tax Free Bond Fund               A, B, C, Select

JPMorgan New York Tax Free Bond Fund                 A, B, C, Select Institutional

JPMorgan Real Return Fund                            A, C, Select Institutional

JPMorgan Short Term Bond Fund                        A, Select, Institutional

JPMorgan Small Cap Core Fund                         Select

JPMorgan Small Cap Equity Fund                       A, B, C, Select, R

JPMorgan SmartRetirement Income Fund                 A, C, Select, Institutional

JPMorgan SmartRetirement 2010 Fund                   A, C, Select, Institutional

JPMorgan SmartRetirement 2015 Fund                   A, C, Select, Institutional

JPMorgan SmartRetirement 2020 Fund                   A, C, Select, Institutional

JPMorgan SmartRetirement 2030 Fund                   A, C, Select, Institutional

JPMorgan SmartRetirement 2040 Fund                   A, C, Select, Institutional

JPMorgan Strategic Small Cap Value Fund              A, C, Select

JPMorgan Tax Aware Core Equity Fund                  Select

JPMorgan Tax Aware Disciplined Equity Fund           Institutional

JPMorgan Tax Aware Diversified Equity Fund           Select

JPMorgan Tax Aware Enhanced Income Fund              A, Select, Institutional

JPMorgan Tax Aware International Fund                Select

JPMorgan Intrepid International                      A, C, Select, Institutional
Fund (name change from JPMorgan Tax Aware
International Opportunities Fund effective 12/15/05)

JPMorgan Tax Aware Large Cap Growth Fund             Select

JPMorgan Tax Aware Large Cap Value Fund              Select

JPMorgan Tax Aware Real Return Fund                  A, C, Select, Institutional

JPMorgan Tax Aware Short-Intermediate Income         Select, Institutional
Fund

JPMorgan Tax Aware U.S. Equity Fund                  A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund                            A, B, C, Select, Institutional, Ultra, R

JPMorgan U.S. Large Cap Core Plus Fund               A, C, Select, Institutional, R

JPMorgan U.S. Small Company Fund                     Select, Institutional

JPMorgan Value Advantage Fund                        A, B, C, Select, Institutional

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities               Capital, Institutional, Agency,
Money Market Fund                                    Premier, Morgan, Reserve

JPMorgan California Municipal Money                  Morgan, E*TRADE
Market Fund

JPMorgan Federal Money Market Fund                   Institutional, Agency, Premier,
                                                     Morgan, Reserve

JPMorgan New York Municipal Money                    Morgan, Reserve, E*TRADE
Market Fund

JPMorgan Prime Money Market Fund                     Capital, Institutional, Agency,
                                                     Premier, Morgan, Reserve, B, C,
                                                     Select, Cash Management

JPMorgan Tax Free Money Market Fund                  Institutional, Agency, Premier,
                                                     Morgan, Reserve